SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) January 21, 1998


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




      Delaware                         0-16014                 23-2417713
    (State or other           (Commission File Number)       (IRS Employer
    jurisdiction of                                        Identification No.)
     incorporation)



                Main at Water Street - Coudersport, PA 16915-1141 (Address of
               principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830



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Item 5.  Other Events

         The Registrant is filing certain exhibits herewith under Item 7 hereof.


Item 7.  Financial Statements and Exhibits

Exhibit No.              Description


4.01 Indenture, dated as of January 21, 1998, with respect to the Registrant's 8-3/8% Senior Notes due 2008, between the Registrant and the Bank of Montreal Trust Company (Filed herewith)

4.02 Registration Rights Agreement between Adelphia Communications Corporation and the Initial Purchaser, dated January 21, 1998, regarding the Registrant's 8-3/8% Senior Notes due 2008 (Filed herewith)

4.03                     Form of 8-3/8% Senior Note due 2008 (contained in
                         Exhibit 4.01)


10.01 Purchase Agreement among Adelphia Communications Corporation and Salomon Brothers Inc (the "Initial Purchaser") dated January 15, 1998 (Filed herewith)

                                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 27, 1998                  ADELPHIA COMMUNICATIONS CORPORATION

                                                   (Registrant)

                                        By:   /s/Timothy J. Rigas
                                           Timothy J. Rigas
                                           Executive Vice President, Treasurer
                                           and Chief Financial Officer

                                          EXHIBIT INDEX



Exhibit No.              Description
4.01                     Indenture, dated as of January 21, 1998, with respect
                         to the Registrant's 8-3/8% Senior Notes due 2008, between the Registrant and the Bank of Montreal Trust
                         Company (Filed herewith)

4.02 Registration Rights Agreement between Adelphia Communications Corporation and the Initial Purchaser, dated January 21, 1998, regarding the Registrant's 8-3/8% Senior Notes due 2008 (Filed herewith)

4.03                     Form of 8-3/8% Senior Note due 2008 (contained in
                         Exhibit 4.01)


10.01 Purchase Agreement among Adelphia Communications Corporation and Salomon Brothers Inc (the "Initial Purchaser") dated January 15, 1998 (Filed herewith)